The Phoenix Companies, Inc.
Investor Briefing

December 13, 2005

New York City

PHOENIX

> Agenda

• Strategic Overview	Dona D. Young
• Asset Management	Daniel T. Geraci
• Life & Annuity	Philip K. Polkinghorn
• Performance Culture	Bonnie J. Malley
• Partner of Choice Distribution	Patrick M. Glynn Mark Fitzgerald Elizabeth Christian
• Financial Review	Michael E. Haylon
• Closing Remarks	Dona D. Young
• Q&A	

PHOENIX®

> Safe-harbor disclosures

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties. The company intends these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management's beliefs about, the company's future strategies, operations and financial results, as well as other statements including words such as "anticipate", "believe," "plan," "estimate," "expect," "intend," "may," "should" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential effects on the company. They are not guarantees of future performance. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i) changes in general economic conditions, including changes in interest and currency exchange rates and the performance of financial markets; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products and services by new and existing competitors; (iii) the company's primary reliance, as a holding company, on dividends and other payments from its subsidiaries to meet debt payment obligations, particularly since the company's insurance subsidiaries' ability to pay dividends is subject to regulatory restrictions; (iv) regulatory, accounting or tax developments that may affect the company or the cost of, or demand for, its products or services; (v) downgrades in the financial strength ratings of the company's subsidiaries or in the company's credit ratings; (vi) discrepancies between actual claims or investment experience and assumptions used in setting prices for the products of insurance subsidiaries and establishing the liabilities of such subsidiaries for future policy benefits and claims relating to such products; (vii) movements in the equity markets that affect the company's investment results, including those from venture capital, the fees the company earns from assets under management and the demand for the company's variable products; (viii) the relative success and timing of implementation of the company's strategies; (ix) the effects of closing the company's retail brokerage operations; and (x) other risks and uncertainties described in any of the companies filings with the Securities and Exchange Commission. The company undertakes no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

> Non-GAAP financial measures

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. Total segment income is an internal performance measure used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents income from continuing operations, which is a GAAP measure, before realized investment gains and losses, and certain other items.

- Net realized investment gains and losses are excluded from total segment income because their size and timing are frequently subject to our discretion.
- Certain other items are excluded from total segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

Within its Asset Management segment, management also considers earnings before interest, taxes and amortization (EBITDA). Management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax segment income before depreciation and amortization of goodwill and intangibles.

The Phoenix Companies, Inc.
Strategic Overview

Dona D. Young
Chairman, President and Chief Executive Officer

December 13, 2005

New York City

PHOENIX

> Overview

- We have moved beyond the turnaround to sustainable growth
- We have a clear strategy as a highly focused manufacturer
- We expect continued earnings improvement

PHOENIX®

> We have entered the growth phase of our turnaround


Stabilize
2002-2003
Refocus
2004-2005
Grow
2005+
Strategic Objectives
Risk Management
Performance Culture
Product Excellence
Partner of Choice
Mass Customization

- Stabilization and refocusing complete
- Product foundations for growth laid in 2005
- Distribution strategies gaining traction

PHOENIX®

> Critical milestones for 2005 largely achieved

✔ Asset Management restructuring	100% ownership achieved
✔ Expense savings realized	$86 million annualized benefit at 9/30/05
✔ Introductions, sales of new products	20 in 2005, including Express VUL; Dimensions; PhoenixFunds
✔ Expansion of key distribution relationships	Strong growth in independent agents and planner channel
• Asset Management flow turnaround	Growth in mutual funds offset by performance-related outflows
• Positive rating changes	

PHOENIX

> Risk discipline and execution focus maintained

Challenge	Response
Low interest rates	• Duration matching and asset allocation • Lowered crediting rates
Equity markets	• Lowered equity exposure • Balanced product mix
Weak proprietary equity performance	• 100% operating control • Focused on successful strategies and new distribution opportunities • Sub-advised strategy • Exited selected strategies
Aggressive secondary guarantee universal life market	• Pricing discipline • New SGUL since reserving changes

PHOENIX

> Risk profile significantly enhanced

Risk Based Capital



265%
309%
310%
340%
>350%
3Q02
2002
2003
2004
Est. YTD 3Q05

Equity Assets[1] as a % of Adjusted Capital



200%
175%
150%
125%
100%
75%
50%
25%
0%
Dec. 31, 2001
Sales of non-strategic Assets
•HRH
•PXRE
•Lombard
•Aberdeen
•VC in 2003
•Pending VC in 2005/2006
Sep. 30, 2005
Dec. 31, 2004 Industry1
Venture Capital under contract for sale

1. Equity assets = common stock + real estate + BA assets

$ in millions

[1] Source: Moody's

PHOENIX

> Earnings substantially improved

Total Segment Income


$80.6
$74.1
$57.3
$54.6
($60.4)
($74.7)
2001
2002
2003
2004
YTD 3Q04
YTD 3Q05

Total Net Income


$86.4
$58.2
$38.1
($6.2)
($215.2)
($272.3)
2001
2002
2003
2004
YTD 3Q04
YTD 3Q05

$ in millions

PHOENIX

> Life & Annuity drives earnings



Operating Segment Income, After Tax
$54
($11)
$52
($64)
$68
($5)
$106
($2)
$76
($0)
$106
($7)
2001
2002
2003
2004
YTD 3Q04
YTD 3Q05
Life & Annuity
Asset Management

$ in millions

PHOENIX

> On track to achieving ROE guidance



Total Segment Return On Equity
(Guidance as of December 13, 2005)
(3.6)%
(2.9)%
3.0%
4.1%
5.0-5.5%
2001
2002
2003
2004
2005*

* Key assumptions:	Equity market return (appreciation + dividends) of 5% Venture capital investment income return of 10% Gradually rising interest rates (5-yr Treasury of 4.75% by year-end 2005)

Please review important disclosures at the beginning of this presentation

PHOENIX

> Top line reflects strengths and challenges

	% Change YTD 3Q05 vs. YTD 3Q04
Strengths	
Life Sales	⬆ 4%
Mutual Funds	⬆ 33%
Institutional	⬆ 99%
Challenges	
Annuity Sales	⬇ 40%
Managed Accounts	⬇ 18%

PHOENIX®

> Strategy to drive growth

- Differentiation in a competitive market
- Broad access to third-party distribution
- Variable-cost access to the benefits of scale

> Competitive advantage through focus

- **Base product**
  - Broad portfolio and competitive performance
- **HNW focus**
  - Tailored pricing/features and large-case underwriting expertise
- **Partner of choice distribution access**
  - Strong distribution relationships and partnering skills
- **Value-added advisor support**
  - HNW concept and planning expertise
- **Flexible, experienced wholesaling**
  - Strong assisted sales capabilities and advisor practice management support

Aspirational

- **Mass customization**
  - Cost-effective tailoring of product and support to distribution or customer sub-segments
- **Best-in-class customer-responsive manufacturing**
  - Continuously innovating products/concepts; fastest time to market

Cumulative Barriers to Competition


Customer/
market
need

> Focus on third-party distribution is an advantage

Sale of WS Griffith a success

- Realized cost benefits
- Replaced life production
- Maintained persistency

Pure manufacturing model

- Largely variable cost
- Dedicated focus on high-net-worth needs of key partners
- No competition from owned distribution

> Our model accesses the benefits of scale

Shifting from fixed to variable cost with higher quality, state of the art support...

	2002 Cost (Fixed)	2005 Cost (90-100% variable)
IT Infrastructure	$34.5	$24.6
Human Resources Functions	$3.0	$1.6
Building Services	31.0	23.3
Total	$68.5	$49.5

…while investing in core capabilities

	2002	2005
IT Projects	$26.8	$37.8
Product Development	7.2	12.4
Life Wholesaling Distribution	19.4	20.7
Institutional Distribution (2003)	1.8	5.6
Total	$55.2	$76.5

$ in millions

PHOENIX®

> Key initiatives for 2006

	Life and Annuity	Asset Management
Product	• Enhanced core portfolio • Product innovations	• PHOLIOs • Institutional product • Fund adoptions • Structured products
Distribution	• Penetration of key channels • Expanded annuity partnerships • Training and technology	• Retail: independent channel / new advisors • Institutional: build/ convert pipeline
Operations	• Ascent • Capacity through Lean • New business process	• Consolidate into centers of excellence • Reconfigure IT

PHOENIX

> 2006 baseline guidance reflects improving earnings

Sales and net flows

- Double-digit growth in total life sales
- Positive asset management net flows
- Positive variable annuity net flows

Key assumptions

- 10% equity market total return
- 5-year treasury at 4.5% by year-end
- Closing of VC sale in Q1
- $153 million equity issued Feb. 2006

Double-digit growth in segment income

5.0%- 5.5% baseline segment return on equity

Potential ROE benefit from closed block

Please review important disclosures at the beginning of this presentation

PHOENIX

> We will revisit options for the closed block in 2006

Statutory Closed Block Balance Sheet
(as of December 31, 2004)

Liabilities	$9,997.7
Assets	8,645.3
Excess of liabilities over assets	$1,352.4

- 32% of total equity[1]
- Timing appropriate given:
  - Strategic refocusing complete
  - Policyholder experience
  - Market conditions
- Redeployment of proceeds to advance strategy
  - Significant accretion to earnings and ROE

1. Traditional life product segment as a percentage of total equity. Excludes effects of SFAS 115 and FIN 46.

$ in millions

PHOENIX

> 2006 priorities

- Prolific product introductions to drive sales objectives
- Positive flows in annuities and asset management
- Differentiated & innovative product and distribution “wins”
- Transformation of new business process in Life & Annuity
- Ratings improvement
- Execution of closed block strategy

The Phoenix Companies, Inc.
Asset Management

Daniel T. Geraci
Executive Vice President

December 13, 2005
New York City

PHOENIX®

> Overview

- Significant progress in 2005
- New model complete
- Balance in products and distribution
- Organic growth to drive improved earnings and margins

> 2005 accomplishments

- ✓ Converted to 100% owned model
- ✓ Expanded & strengthened product line
- ✓ Gaining traction with institutional strategy
- ✓ Refocused retail distribution

PHOENIX®

> Improving gross sales

Gross Sales	YTD3Q04	YTD 3Q05
Mutual Funds[1]	$1,211	$1,610
Managed Accounts	1,754	1,442
Total Retail	2,965	3,052
Institutional[1]	2,461	4,894
CBO		
Total	$5,426	$7,846

Net Sales	YTD 3Q04	YTD 3Q05
Mutual Funds[1]	$(271)	$(188)
Managed Accounts	(1,511)	(2,656)
Total Retail	(1,782)	(2,844)
Institutional[1]	(1,585)	143
CBO	(628)	(1,106)
Total	$(3,995)	$(3,807)

1. Variable products have been reclassified into institutional.

$ in millions

PHOENIX

> Expense management to maintain earnings

EBITDA



$40
$30
$20
$10
$0
$34.1
$27.2
$36.1
$27.0
$25.2
2002
2003
2004
YTD 3Q04
YTD 3Q05

Operating Margin



30%
20%
10%
0%
2002
2003
2004
YTD 3Q05

$ in millions

PHOENIX

> New model

- Multi-style, multi-discipline
- Balance by product type, asset class and channel
- Shared distribution and operational “centers of excellence”

PHOENIX®

> Achieving diversification of AUM

SEPT. 30, 2005 ASSETS UNDER MANAGEMENT[1]

Product



Structured Finance 4%
Closed Ends 11%
Private Client 9%
Institutional 37%
Mutual Funds 21%
Managed Accounts 18%

Asset Type



Balanced 4%
Alternatives 11%
Equity 44%
Fixed Income 41%

1. Excluding general account

PHOENIX®

> 2006 objectives

- Attain above average product performance and quality
- Achieve profitable critical mass in retail mutual funds
- Expand profitable institutional flows
- Achieve operational efficiencies and strive for excellence
- Improve profitability

> Performance is critical to our success

Percentage Of Assets Outperforming Benchmark

	Mutual Funds	Managed Accounts	Institutional
1 Year	49%	20%	72%
3 Years	42%	1%	72%
5 Years	60%	26%	80%

Data as of September 30, 2005

PHOENIX®

> Shift to mutual funds will enhance profitability

Retail Sales


100%
80%
60%
40%
20%
0%
69%
67%
78%
60%
49%
37%
31%
33%
22%
40%
51%
63%
2000
2001
2002
2003
2004
YTD3Q05
Managed Acct Fees 61 bps
41 bps
Mutual Fund Fees 65 bps
60 bps
Managed Account
Mutual Funds

PHOENIX

> Expanded market coverage in retail distribution

Current	January 2007	January 2008
30,000 Advisors	40,000 Advisors	50,000 Advisors
6,000 New	10,000 New	10,000 New
15 Sales Teams	25 Sales Teams	25 Sales Teams

Mandate: 400 new advisors / sales team / year

> New producer strategy turning the tide on flows

3Q05 YTD Retail Sales


$794
($110)
Inflows
Outflows

4,723 New producers

$684 million in net sales


$1,301
($2,178)
Inflows
Outflows

21,709 Other producers

($877) million in net sales

$ in millions

PHOENIX®

> Expertise in fund adoptions

Sub-advisor	Adoption Date	Initial AUM	Current AUM
Sasco	Nov. 2004	$16.8	$227.2
Vontobel	June 2005	156.7	171.9
Total		$173.5	$399.1

$ in millions

PHOENIX®

> Revamped institutional product and strategy

Product

- Equity
  - Multiple small cap strategies
  - Quantitative equity
- Fixed Income
  - Core
  - Low Duration
  - High Yield
- Alternatives
  - REIT
  - Market Neutral

Markets

- DCIO
- Subadvisory
- Taft-Hartley
- Corporate
- Publics
- Foundations/Endowments
- CBO/CDO

> Institutional distribution gaining traction

	YTD Total[1]
# Mandates Won	32
Estimated Funding	$1,241
Amount Funded	$220
# of Disciplines	10

1. As of December 7, 2005

$ in millions

PHOENIX®

> Achieving operational efficiencies

- Operational consolidation
- IT rationalization
- Subadvisory model
- Leverage core operational capabilities

- $15 million+ expense reductions in 2006
- Variable cost base is 50% of total expenses
- Efficient operations

PHOENIX®

> Summary

- Significant progress in 2005
- Improve product performance
- Expand distribution
- Achieve operational efficiency

The Phoenix Companies, Inc.
Life & Annuity

Phil Polkinghorn
Executive Vice President

December 13, 2005
New York City

PHOENIX

> Overview

- Pure product manufacturer
  - Strong fundamentals
  - Reinvigorated product pipeline
- Expanding differentiated distribution model
- Committed to manufacturing excellence
- Improving ROE

PHOENIX®

> We have a strong life franchise

Phoenix Average Life Face Amount Sold



$1,200
$1,000
$800
$600
$400
$200
$0
1Q02
4Q02
3Q03
2Q04
1Q05

$ in thousands

Year-to-date Life Sales



$120
$100
$80
$60
$40
$20
$0
4%
24%
Total
Annualized
YTD 3Q04
YTD 3Q05

$ in millions

PHOENIX

> Strong life fundamentals

	Full Year	Nine Months	
	2004	2004	2005
Variable Universal Life			
Insurance margin[1]	60.1%	60.5%	66.8%
Investment margin[2]	0.91	0.93	0.90
Surrender ratio[2]	4.1	3.5	4.8
Universal Life			
Insurance margin[1, 3]	45.2%	41.3%	57.5%
Investment margin[2]	1.63	1.54	1.99
Surrender ratio[2, 3]	7.6	7.8	5.5

1. As a percentage of cost of insurance charges
2. As a percentage of average fund balances
3. Excludes Confederation Life business

PHOENIX®

> Solid annuity fundamentals

	Full Year	Nine Months	
	2004	2004	2005
Annuities			
Net death benefit[1]	0.09%	0.07%	0.04%
Investment margin[1]	1.27	1.25	1.43
Surrender ratio[1]			
RPE	17.1	18.3	28.4
Other[2]	9.2	9.0	12.4

1. As a percentage of average fund balance
2. Excludes PFG

PHOENIX

> Significant earnings growth

Life and Annuity Pre-Tax Income


34% CAGR
$80
$99
$143
2002
2003
2004


47%
$101
$148
YTD 3Q04
YTD 3Q05

$ in millions

PHOENIX

> Investments in product create a stronger pipeline

- Better equipped to be a partner of choice
- Making investments in
  - ✓ New and innovative products
  - ✓ Idea Lab to support research & evaluation
  - ✓ Dedicated product development teams
  - ✓ New flexible administrative system
  - ✓ More efficient processes

Resources


$60
$50
$40
$30
$20
$10
$0
2004
2005
2006

New Products


12
10
8
6
4
2
0
2004
2005
2006

$ in millions

PHOENIX

> Investments in risk management enhance products



People
Expanded & experienced team
Strong collaboration with
risk management
Process
Mock hedges while exposures low
Procedures tested
Tools
Leading Hedge
MoSes

PHOENIX®

> Innovative life product activity

- Phoenix Generations SGUL
- Express Life VUL
- Return of Premium Term
- PEL IV (survivorship)

> Recent competitive SGUL introduction

- Why now
  - Changing interest rate environment
  - Clarity around reserving requirements
- Product design
  - Competitive in specific applications where we believe we can meet our profit hurdles while maintaining our risk management discipline

> Competitive in specific scenarios

Phoenix Generations (SGUL)

BEST RISK CLASS	PNX	COMPANY A	COMPANY B	COMPANY C	COMPANY D
Minimum Annual Premium					
Issue Age 55	4	5	10	19	20
Issue Age 65	6	8	11	19	21
Issue Age 75	10	5	11	19	na
Minimum Single Premium					
Issue Age 65	21	5	11	19	na

A ranking of "1" for indicates best for the consumer

PHOENIX

> Differentiated annuity products

- New Dimensions
- GMWB
- Lifetime GMWB
- Lifetime GMWB with Spousal Continuance

> Innovative GMWB with spousal continuance

- 2005 Phoenix Wealth Survey indicates strong demand for living benefits among HNW
- 1st company to offer second-to-die Lifetime GMWB
- 2nd company to offer full suite of 4 living benefits
  - GMIB
  - GMAB
  - GMWB
  - Lifetime GMWB

PHOENIX®

> Differentiated assisted sales model

Typical Model

Order Taking → Product Education → Basic Case Design

PNX Model

Order Taking → Product Education → Basic Case Design → Advanced Case Design → Point of Sale

Customized to meet the spectrum of producer needs

WMPs → NFP → State Farm

PHOENIX

> Expanding life distribution strategy

- Continue use of assisted sales model
- Deepen production in existing relationships
- Continue wholesaler expansion
  - 14 YTD net increase
  - 8-10 in 2006
- Increase productivity of existing wholesalers

> Refined annuity distribution strategy

- 2005
  - New leadership
  - Strong product portfolio
- Ongoing
  - Expand number of distribution relationships
  - Increase number of wholesalers

> Lean produces improvement in time, quality and cost

New Business: Submission to Commission



50
40
30
20
10
0
15%
43 days
37 days

Time Service



0.50
0.40
0.30
0.20
0.10
0.00
35%
0.40
0.26

Quality: % of Returns



$700
$600
$500
$400
$300
$200
$100
$0
15%
$682
$586

Cost

PHOENIX

> Earnings growth from UL and VUL

Traditional Life
ROE 5.6%



28%
43%

Other Life
ROE 22.8%



70%
29%

Annuity
ROE 0.7%



2%
28%

Earnings
Capital

As of September 30, 2005

PHOENIX

> Summary

- Strong life sales growth without SGUL; partial response now in place
- Innovative array of products
- Increase in wholesaler force
- Differentiated distribution strategy
- Opportunity to redeploy closed block capital

PHOENIX®

The Phoenix Companies, Inc.
Performance Culture

Bonnie Malley
Senior Vice President

December 13, 2005
New York City

PHOENIX®

> Qualities of a performance culture


Stabilize
2002-2003
Refocus
2004-2005
Grow
2005+
Strategic Objectives
Risk Management
Performance Culture
Product Excellence
Partner of Choice
Mass Customization

- High performance standards
- Differentiation of top performers
- Strong leadership development
- Innovation and change
- Strong strategic focus

> Leadership drives financial performance



Three-year Total Shareholder Return (TSR) vs Peers
9.6%
(5.8%)
Bottom-Tier Leadership Organizations
Top-Tier Leadership Organizations

Source: Corporate Leadership Council 2003, Succession Management Survey

PHOENIX

> Double-digit growth companies


PERFORMANCE
METRICS
TALENT AND LEADERSHIP
ORGANIZATION AND CULTURE

Source: Hewitt Associates 2004 Double Digit Growth Study

PHOENIX®

> Key areas of focus



Stabilize
2002-2003
Refocus
2004-2005
Grow 2005+
Incentive plan redesign
Performance management
Talent acquisition and development

> Redesigned incentive plans

KEY AREAS OF FOCUS

Annual Incentive Plan
- Cash ROE ex VC[1] target (7.2% in 2005)
- Business unit and individual performance
- Measurable competency targets

Long Term Incentive Plan
- Performance-based Restricted Stock Units (RSUs)
- 3-yr avg cash ROE ex VC[1] target (9% for 2005-07)

Share Ownership and Retention Guidelines
- 1x salary to 5x salary (CEO)
- Tiered stock retention requirements

→ **Incentive Plans**

1. ROE targets are based on Cash Operating Income excluding Venture Capital. This is a non-GAAP financial measure. A reconciliation to GAAP net income and GAAP common equity is included in the appendix to this presentation.

> Life and Annuity - Competency Plan example

Life Distribution	Weighting	Life & Annuity / Product Development	Weighting	Underwriting / New Business	Weighting
Segment Income	20%	Segment Income	20%	Segment Income	20%
Life Sales	24%	Life Sales	6%	Life Sales	8%
Sales from new product	12%	Sales from new product	16%	Sales from new product	8%
Wholesaler productivity	12%	Speed to market	12%	Operating cost	8%
Distribution profitability	20%	# of products launched / approved	20%	Underwriting / New Business quality	32%
Key account sales	12%	IRR on sales	20%	Time service	24%
		Annuity sales	6%		
	100%		100%		100%

PHOENIX

> Performance management

KEY AREAS OF FOCUS

- Established philosophy
- Implemented tool
- Required participation

→ **Performance Management**

PHOENIX

> Talent acquisition

KEY AREAS OF FOCUS

2004

- New leadership in critical areas
  - Life product development
  - Life and annuity financial
  - Technology
  - Institutional sales
- Introduced screening tool

2005

- Built out areas that drive growth
  - Product Development
  - Research Market Development
  - Wholesalers
  - Institutional Distribution

Talent Acquisition

PHOENIX

> Leadership development

KEY AREAS OF FOCUS

- CEO Think Tanks
- CEO Forums
- Leadership assessments (360°)
- Leadership and Management Development Program
- Talent Review Sessions

→ **Leadership Development**

> Building a performance based culture



Succession Planning
Talent Identification
Development Opportunities
Formal Coaching & Development
Leadership Assessment/360° Reviews
Performance Review

PHOENIX

The Phoenix Companies, Inc.
Partner of Choice Distribution

Wholesaler Panel

December 13, 2005

New York City

PHOENIX

> Panelists

- **Pat Glynn**
  Senior Wealth Management Consultant, Life Distribution

- **Mark Fitzgerald**
  Regional Vice President, Annuity Distribution

- **Elizabeth Christian**
  Senior Vice President, Investment Consultant

Life Distribution

> Overview

Major Accounts

Independents

LPL

Merrill Lynch

Wachovia

State Farm

Coverage

Connecticut

Western Massachusetts

Targeted Focus

130 advisors ranked A, B, C

PHOENIX

> What we will cover

- Challenges
- Opportunities
- My Approach

> Challenges & opportunities

Challenges

- Advisor training & development
- Estate Tax reform
- Uncertain markets

Opportunities

- Sharing expertise – intellectual capital
- Estate maximization strategies – legacy building strategies
- Diverse product portfolio
  - First to Die
  - Return of Premium Term
  - Executive Benefit products
  - No Lapse UL

> Alternative to no lapse

Male/60 – Best Class Non-Smoker
Face Amount: $ 3,000,000 – Pay Premiums until age 100

Product	Premium	Cash Value at age 85	Cash Value at age 100
No Lapse UL	$46,045	$0	$0
Phoenix Accumulator UL II (5% - current)	$41,802	$893,694	$935,347
Phoenix Accumulator UL II (4% - alternate)	$41,802	$712,297	$1,158

PHOENIX®

> Assisted sales model differentiates PNX

Step 1
- Prospecting
- Case development
- Relationship management
- Pro-active management

Step 2
- Understand advisor practices
- Identify gaps

Step 3
- Create/implement strategies
- Advisor/staff training
- Advocacy

> Why Phoenix?

- Access: big company feel small company handling
- Relationship focused
- Increase advisor revenue

Annuity Distribution

> Overview

Major Accounts

Wachovia

AG Edwards

LPL

State Farm

Coverage

Connecticut

Rhode Island

Targeted Focus

Target a top 100 list

PHOENIX

> Challenges and opportunities

Challenges

- Rapid evolution of riders
- We need to be fast to market with the changing landscape
- Advisors and clients are less focused on investment performance and more focused on product
- Bringing advisors back to a consultative partnership

Opportunities

- Demographic transition from wealth accumulation to wealth distribution
- Distribution planning is still somewhat unknown to both advisors and clients
- Advisors and clients still focused on accumulation
- Need for income planning

> Accumulation example

Assumption: $1,000,000 at 10% average rate of return

Year	Rate of Return	Change	Balance
1	-11.00%	(110,000)	890,000
2	12.33%	109,737	999,737
3	12.33%	123,268	1,123,005
4	12.33%	138,466	1,261,471
5	12.33%	155,539	1,417,010
6	12.33%	174,717	1,591,728
7	12.33%	196,260	1,787,988
8	12.33%	220,459	2,008,447
9	12.33%	247,641	2,256,088
10	12.33%	278,176	2,534,264

Year	Rate of Return	Change	Balance
1	12.33%	123,300	1,123,300
2	12.33%	138,503	1,261,803
3	12.33%	155,580	1,417,383
4	12.33%	174,763	1,592,147
5	12.33%	196,312	1,788,458
6	12.33%	220,517	2,008,975
7	12.33%	247,707	2,256,682
8	12.33%	278,249	2,534,931
9	12.33%	312,557	2,847,488
10	-11.00%	(313,224)	2,534,264

Timing of poor market performance does not impact year-10 account value

PHOENIX

> Distribution example

Assumption: $1,000,000 at 10% average rate of return

Year	Rate of Return	Withdrawal	Balance
1	-11.00%	120,000	783,200
2	12.33%	120,000	744,973
3	12.33%	120,000	702,032
4	12.33%	120,000	653,796
5	12.33%	120,000	599,613
6	12.33%	120,000	538,750
7	12.33%	120,000	470,381
8	12.33%	120,000	393,583
9	12.33%	120,000	307,316
10	12.33%	120,000	210,412

Year	Rate of Return	Withdrawal	Balance
1	12.33%	120,000	988,504
2	12.33%	120,000	975,591
3	12.33%	120,000	961,085
4	12.33%	120,000	944,791
5	12.33%	120,000	926,487
6	12.33%	120,000	905,927
7	12.33%	120,000	882,832
8	12.33%	120,000	856,889
9	12.33%	120,000	827,748
10	-11.00%	120,000	629,895

Poor market performance in year-1 impacts fund value in year-10

PHOENIX

> Living benefits are driving industry sales growth

- Living benefit riders
  - GMWB
  - GMAB
  - GMIB
- According to VARDS, 70% of all variable annuity sales had a living benefit rider attached in 2004
- Are they being positioned properly?

> What to consider

- Client's age and risk tolerance
- Time horizon for investing
- How soon your client needs income
  - Immediately
  - After five years
  - Longer than five years from time of issue

PHOENIX

> Case study: assumptions

- Annuity buyer is male age 65
- Initial premium is $100,000
- Accumulation buyer; no withdrawals years 1-10
- Buyer elects lifetime income after 10 years

This illustration is hypothetical and is intended to show how the rider works. It is not intended predict or project investment results.

PHOENIX

> Case study results: accumulation



$25,000
$20,000
$15,000
$10,000
$5,000
$0
Annual Lifetime Income
-8%
-2%
0%
8%
Annual Net Investment Performance
GMIB
GMAB
GMWB
Lifetime GMWB

This illustration is hypothetical and is intended to show how the rider works. It is not intended predict or project investment results.

PHOENIX

> How do I differentiate Phoenix?

- Strong product line-up with a full suite of living benefit riders
- Focus on concepts of distribution planning as opposed to a pure product focus:
  - Develop income modeling strategies for specific client needs based on concept and employed by product
- Support and follow through
- Education:
  Advisor- continuing education
  Client- seminar support

> Focus in 2006

- Same key firms
- Continued education
- Continued focus
- SERVICE, SERVICE, SERVICE

Asset Management Distribution

> Overview

Major Accounts	Coverage	Targeted Focus
Merrill Lynch Smith Barney Wachovia LPL	New Jersey New York City	Actively work with 2,000 advisors

PHOENIX

> Territory sales diversified by product and firm

Total Sales by Firm


Other 19%
Bear Stearns 5%
Wachovia 3%
UBS 4%
Smith Barney 6%
Morgan Stanley 18%
Merrill Lynch 45%

Total Sales by Product


Other 27%
Multi Sector Short Fund 31%
Real Estate Securites Fund 5%
Pholios 5%
Small Cap Quality Value 7%
Midcap Value Fund 11%
Small/Mid Cap Value 14%

New Producers by Firm


Other 19%
Wachovia 4%
RBC Dain 4%
UBS 5%
Smith Barney 6%
Morgan Stanley 39%
Merrill Lynch 23%

As of September 30, 2005

PHOENIX

> Challenges of selling financial products

- Differentiation in a crowded marketplace
- Capturing attention of target market
  - Financial advisors
  - Baby boomers
- Diversifying clients in alternative asset classes

> Complete suite of investment products

PHOENIXFUNDS[sm]

- Complete investment choices
- 50 funds covering all major asset classes
- True multi-style, multi-manager diversification



Higher Risk Potential
Higher Return Potential
International Equity
U.S. Equity
Alternative Investments
Balanced
Fixed Income
Lower Risk Potential
Lower Return Potential

PHOENIX®

> Accomplished money managers

VONTOBEL

ACADIAN

NEW STAR

harris investment management, inc.

SASCO CAPITAL

Duff & Phelps Investment Management Co.

GOLDEN CAPITAL MANAGEMENT

BENNETT LAWRENCE MANAGEMENT, LLC

ENGEMANN ASSET MANAGEMENT

Kayne Anderson Rudnick Investment Management

•SENECA•

Euclid

CASTLEARK MANAGEMENT

Zweig

Goodwin

PHOENIX™

> Phoenix PHOLIOs℠

- **PHOLIO - Phoenix Life-cycle Investment Options**
- **Fully diversified packaged solutions in a single mutual fund**



Lower Risk Potential
Lower Return Potential
Higher Risk Potential
Higher Return Potential
Phoenix Conservative Income PHOLIO℠
Phoenix Wealth Preserver PHOLIO℠
Phoenix Wealth Guardian PHOLIO℠
Phoenix Wealth Builder PHOLIO℠
Phoenix Wealth Accumulator PHOLIO℠
U.S. Equity
Alternative Investments
International Equity
Fixed Income

PHOENIX

> Added value materials - practice management tools


A DIVERSIFICATION
Strategy
To Create Alpha
Phoenix 5
PHOENIXFUNDS


Going Global
NEW YO
PARIS
HONG KONG
DIVERSIFYING WITH
International
Equities
PHOENIXFUNDS




Act Like an Institution
PHOENIX


The Managed Account Handbook:
How to Build Your Financial Advisory Practice Using Separately Managed Accounts
Stephen D. Gresham


Wealth Planning Overview
AFFLUENT HOUSEHOLD
ESTATE PLANNING
RETIREMENT PLANNING
INCOME PROTECTION
ASSISTING CHILDREN
ASSISTING PARENTS
WILLS
GOVERNMENT BENEFITS
PREMATURE DEATH PROTECTION
EDUCATION
HEALTH CARE
TRUSTS
INVESTMENTS
DISABILITY PROTECTION
LIVING EXPENSES
LIVING EXPENSES
HEIRS
CORPORATE PLAN
ASSET PROTECTION
CHARITY
HEALTH CARE
INDIVIDUAL PLANS
PHOENIX

PHOENIX®

The Phoenix Companies, Inc.
Partner of Choice Distribution

Wholesaler Panel

December 13, 2005

New York City

PHOENIX

The Phoenix Companies, Inc.
Financial Review

Michael E. Haylon
Executive Vice President & Chief Financial Officer

December 13, 2005
New York City

PHOENIX

> Overview

- Financial profile strengthened considerably in recent years
- 2005 results on track
- Highly focused on disciplined growth

> Strengthened financial profile

- Significantly higher, more predictable earnings
- Stronger balance sheet with less risk
- Enhanced financial flexibility and liquidity
- Lower expenses with a more flexible cost structure

> Significant earnings improvement

	December 31,			YTD September 30,	
	2002	2003	2004	2004	2005
Operating Segments					
Life & Annuity	$80.3	$99.4	$142.8	$100.5	$147.7
Asset Management	(69.9)	(8.7)	0.1	0.2	(11.7)
Total segment income (loss)	(60.4)	57.3	80.6	54.6	74.1
Net income (loss)	$(272.3)	$(6.2)	86.4	$38.1	$58.2
Diluted segment EPS	(0.62)	0.59	0.80	0.54	0.72
Total segment ROE	(2.9)%	3.0%	4.1%	3.8%	4.9%

$ in millions, except EPS

PHOENIX

> Reduced earnings volatility

Planned sale of Venture Capital

- 75% of Dec. 31, 2004 Venture Capital segment assets
- Improved market for VC assets
- Price = 100% of December 31, 2004 partnership values + 2005 contributions - 2005 distributions
- Closing in 4Q05 and 1Q06
- Reduced equity sensitivity and earnings volatility
- Elimination of VC reporting segment in 1Q06



VC Segment Assets
$250
$200
$150
$100
$50
$0
2002
2003
2004
Sept. 30 2005
Sept. 30 2005 pro forma

$ in millions

PHOENIX

> Strong balance sheet

	September 30, 2005
PNX	
Shareholders' equity[1]	$2,068.0
Debt	753.2
Debt/capital ratio[2]	22.3%
Holding company cash	$61.0[3]
Phoenix Life	
Statutory capital and surplus	$1,048.3
Statutory risk-based capital	>350%

1. Shareholders' equity excludes SFAS115, other accumulated OCI and FIN 46-R
2. Debt/capital ratio assumes 80% equity credit on equity units
3. As of December 31, 2004

$ in millions

PHOENIX

> Enhanced financial flexibility

- Tendered and refinanced 2006 surplus notes
- Negotiated 3-year bank facility
- Remarketed 2008 equity unit notes in November 2005
- Remaining $30.2 million 2006 surplus notes and $153.7 million 2008 senior debt from equity units pre-funded
- Remaining debt = $569.3 million

PHOENIX®

> Enhanced financial flexibility

Debt Maturities



$350
$300
$250
$200
$150
$100
$50
$0
Surplus Notes & KAR
Bank line & KAR
Senior Debt
Senior Debt
Surplus Notes
2005
2006
2007
2008
2032
2033
2034
Pre-funded debt

$ in millions

PHOENIX

> Significant expense reductions

- ✓ Sold retail affiliated distribution
- ✓ Outsourced certain IT and HR functions
- ✓ Consolidated back office & staff functions
- ✓ Reduced occupancy costs
- ✓ Sold or closed unprofitable initiatives

$86.8 million annualized reduction in expenses vs 2003

PHOENIX

> Asset management restructuring complete

- Accretive to earnings
  - $15 million additional savings
  - Minority interest eliminated
- Eliminated contingent obligations
- Created more flexible cost structure

> Key drivers of 2005 performance

Versus expectations

• Life & Annuity fundamentals	positive
• Life insurance sales	neutral
• Annuity sales	negative
• Expense management	positive
• Asset management flows	negative
• Asset management execution	positive
• Equity markets	negative
• Interest rates	neutral
• Venture capital	negative
• Credit losses	positive

PHOENIX

> Equity market expectations

S&P 500 Total Return
As of December 9, 2005



2.5
-2.1
2.5
1.4
2.5
3.6
2.5
2.9
5.0
5.7
1Q05
2Q05
3Q05
4QTD05
2005 YTD
Expected
Actual

> Neutral rate environment

New Money Yield
As of November 28, 2005



8.0
7.0
6.0
5.0
4.0
3.0
2-yr
5-yr
10-yr
20-yr
30yr
Expected
Actual

PHOENIX

> Credit environment favorable

Investment Impairments



$25
$20
$15
$10
$5
$0
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
Net
Gross

$ in millions

PHOENIX

> Key financial goals

- Improve ROE through:
  - Organic growth
  - Expense discipline
  - Capital management
- Maintain strong balance sheet
- Maintain strong statutory risk-based capital at Phoenix Life
- Maintain strong liquidity at holding company

> Key assumptions

- Equity market assumptions based on historical market returns

	3 Year	10 Year	30 Year	50 Year
S&P 500 Market Returns[1]	**14.05%**	**9.14%**	**12.72%**	**10.42%**

- Interest rate assumptions based on the forward curve

	Current Yield	Implied Yield Dec 31, 2006
5-year Treasury[2]	**4.45%**	**4.50%**

1. Through December 2, 2005
2. As of December 7, 2005

> 2006 expectations

GAAP Earnings

- Double-digit total segment income growth
- Total segment ROE of 5.0% to 5.5%
- Reduced earnings volatility due to VC sale
- Lower prepayments and investment gains
- High earnings quality
  - Low predicted default rates
  - No significant restructuring charges

PHOENIX®

> 2006 expectations

Sales and flows

- Double-digit growth in total life sales
- Positive annuity net flows
- Positive asset management flows
  - Retail
  - Institutional
  - Structured products

Please review important disclosures at the beginning of this presentation

PHOENIX

> Integrated risk management

Risk Management: Product

Idea Generation & Feasibility	Design & Pricing	Approval & Launch

Risk Committees

PNX Product Strategies (Chair: CEO)	Asset-Liability Management (Chair: CFO)	Capital Initiatives Review (Chair: CRO)
• Strategic fit • Ratings impact • Sales potential • Reputational impact • Resource requirements	• Embedded risks - interest rates - equity market - policyholder behavior • Hedging strategies/cost	•Pricing •Profitability •Capital requirements **PNX Product Strategies** •Final approval

> Ongoing expense management

- Disciplined approach
- Aligned with strategic priorities
- Monthly review process driven by CFO
- Clear accountability by business/staff area
- Factored into compensation of all employees

> Capital allocation discipline

	September 30, 2005	
	Equity	Segment ROE
Life & Annuity		
Traditional	$658	5.6%
Other Life	448	22.8
Annuity	429	0.7
Total Life & Annuity	$1,535	8.9%
Asset Management	653	(1.4)
Venture Capital	188	5.9
Corporate & Other	(330)	NM
Total	$2,046	4.9%

$ in millions

PHOENIX

> Capital redeployment

Closed Block

- 32% of total PNX GAAP equity
- Evaluating risks/benefits of potential transactions
  - New structures developed; market pricing improved
  - Use of proceeds critical
    - Must leverage core Life & Annuity competencies
    - Must enhance financial profile

RPE

- Meaningful capital allocated
- RPE impact decreasing as short-term rates rise and lapses increase
- Redeploying freed capital

> Capital management

- New Life & Annuity products target IRRs in the mid-teens
- No major acquisitions in Asset Management
- February issuance of 17.4 million shares ($153 million)
  - 2006 estimated diluted average shares: 114.5 million
- No share buybacks anticipated for foreseeable future

> Summary

- Significantly higher, more predictable earnings
- Stronger balance sheet and improved financial flexibility
- Lower earnings volatility and sensitivity to equity market returns
- Asset management restructuring drives efficiency and flexibility
- Continued ROE improvement through organic growth and effective capital management

The Phoenix Companies, Inc.
Closing Remarks

Dona D. Young
Chairman, President and Chief Executive Officer

December 13, 2005

New York City

PHOENIX

> Why Phoenix?

- Growing core Life & Annuity franchise
- Closed block capital management opportunity
- Significant leverage in Asset Management
- Strong management/shareholder alignment
- Attractive valuation

PHOENIX®

Appendix

PHOENIX®

> Reconciliation of income measures

	December 31,				YTD September	
	2001	2002	2003	2004	2004	2005
Segment income (loss)	$ (74.7)	$ (60.4)	$ 57.3	$ 80.6	$ 54.6	$ 74.1
Net realized investment gains (losses)	(43.0)	(39.3)	3.2	5.7	9.4	1.6
Realized (losses) - investments pledged as collateral consolidated under FIN 46-R	(12.5)	(26.3)	(2.4)	(12.9)	(12.9)	.1
Realized and unrealized gains (losses) on equity investment in Aberdeen			(55.0)	55.9	.8	(7.0)
Share of Aberdeen's extraordinary charge for FSA settlement				(14.7)		
Surplus notes tender costs				(6.4)		
Management restructuring and early retirement costs	(15.5)	(28.5)	(8.5)	(21.9)	(13.9)	(9.9)
Deferred policy acquisition cost adjustments		15.1				
Expenses of purchase of PXP minority interest	(52.8)					
Demutualization related items, net	(2.9)	(1.3)				
Other income	5.3		1.3			
Income (loss) from continuing operations	(196.1)	(140.7)	(4.1)	86.3	38.0	58.9
Income (loss) from discontinued operations	(2.5)	(1.3)	(2.1)	.1	.1	(.7)
Income (loss) before cumulative effect of accounting changes	(198.6)	(142.0)	(6.2)	86.4	38.1	58.2
Cumulative effect of accounting changes	(16.6)	(130.3)				
Net income (loss)	$ (215.2)	(272.3)	$ (6.2)	$ 86.4	$ 38.1	$ 58.2

$ in millions

PHOENIX

> Reconciliation of segment income to EBITDA

	December 31,				YTD September	
	2001	2002	2003	2004	2004	2005
Asset Management segment income (loss)	$ (8.7)	$ (69.9)	$ (8.7)	$ 0.1	$ 0.2	$ (11.7)
Adjustments for:						
Intangible asset amortization and impairments	49.0	98.8	33.2	33.8	25.1	35.6
Depreciation	5.0	5.2	2.7	2.2	1.7	1.3
EBITDA	$ 45.3	$ 34.1	$ 27.2	$ 36.1	$ 27.0	$ 25.2

$ in millions

PHOENIX®

> Reconciliation of operating expenses to controllable expenses, excluding variable compensation

	Year-to-Date September 30,		
	2003	2004	2005
Operating expenses	$ 413.8	$ 423.2	$ 364.3
Reconciliation to controllable expenses			
Deferred commissions and expenses	150.0	123.2	111.8
Commissions	(128.6)	(106.4)	(83.0)
Premium taxes	(14.3)	(14.3)	(14.2)
Reinsurance allowances	15.1	14.6	15.5
Restructuring and other non-recurring expenses	(4.3)	(21.5)	(15.4)
Expenses related to investments pledged as collateral consolidated under FIN 46-R	(2.4)	(4.4)	(4.3)
Earnings attributed to mandatorily redeemable noncontrolling interests	(7.6)	(10.5)	(6.7)
Other	(3.6)	(2.0)	(1.2)
Controllable expenses	418.1	401.9	366.8
Other variable compensation (1)	(73.2)	(85.1)	(87.0)
Controllable expenses, excluding variable compensation	$ 344.9	$ 316.8	$ 279.8

1. Represents formulaic incentive compensation, finder's fees, and trailing commissions

$ in millions

PHOENIX

> Reconciliation of return on equity components

	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2004	September 30, 2004	September 30, 2005
Stockholders' equity used for calculation of return on equity for segment income and cash operating earnings, excluding Venture Capital						
Stockholders' equity, beginning of period	$ 2,307.8	$1,826.8	$1,947.8	$2,022.4	$ 2,021.0	$ 2,044.7
Adjustments for:						
Accumulated other comprehensive income	(2.8)	71.5	(63.7)	(58.0)	(107.6)	(30.7)
Accumulated realized losses in retained earnings related to consolidated collateralized obligation trusts	12.5	38.8	41.2	54.1	54.1	54.0
Stockholders' equity attributed to discontinued operations	(23.6)	(30.4)	(28.2)	(23.0)	(23.1)	(20.8)
Adjusted stockholders' equity, end of period	2,293.9	1,906.7	1,897.1	1,995.5	1,944.4	2,047.2
Adjusted stockholders' equity, beginning of period	1,795.3	2,293.9	1,906.7	1,897.1	1,897.1	1,995.5
Average adjusted stockholder's equity used for segment income ROE	2,044.6	$2,100.3	$1,901.9	$1,946.3	$ 1,920.8	$ 2,021.4
Adjustments for:						
Average equity attributed to venture capital	(348.4)	(268.2)	(222.8)	(201.7)	(200.1)	(195.3)
Other	-	-	-	(15.0)	-	15.0
Average adjusted stockholder's equity used for cash operating earnings ROE	$ 1,696.2	$1,832.1	$1,679.1	$1,729.6	$ 1,720.7	$ 1,841.1

	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2004	September 30, 2004	September 30, 2005
Reconciliation of segment income to cash operating earning, excluding Venture Capital						
Segment income	$ (74.7)	$ (60.4)	$ 57.3	$ 80.6	$ 54.6	$ 74.1
Adjustments for:						
Venture Capital (income) loss, after tax	103.7	38.5	(23.5)	(12.5)	(7.9)	(8.6)
Intangible asset amortization and impairments	57.0	101.3	34.2	34.3	25.6	31.7
Cash operating earnings, excluding Venture Capital	$ 86.0	$ 79.4	$ 68.0	$ 102.4	$ 72.3	$ 97.2

$ in millions

PHOENIX®

PHOENIX®